UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09102

iShares, Inc.

(Exact name of registrant as specified in charter)

c/o: State Street Bank and Trust Company

100 Summer Street, 4th Floor, Boston, MA 02110

(Address of principal executive offices) (Zip code)

The Corporation Trust Incorporated

2405 York Road, Suite 201, Lutherville-Timonium, Maryland 21093

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: April 30, 2022

Date of reporting period: April 30, 2022

Item 1.	Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

APRIL 30, 2022

2022 Annual Report

iShares, Inc.

•	iShares Asia/Pacific Dividend ETF | DVYA | NYSE Arca
•	iShares Emerging Markets Dividend ETF | DVYE | NYSE Arca

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of April 30, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets which characterized 2021. The U.S. economy shrank in the first quarter of 2022, ending the run of robust growth which followed reopening and the development of the COVID-19 vaccines. Rapid changes in consumer spending led to supply constraints and elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the invasion has presented challenges for both investors and policymakers.

Equity prices were mixed but mostly down, as persistently high inflation drove investors’ expectations for higher interest rates, particularly weighing on relatively high valuation growth stocks and economically sensitive small-capitalization stocks. Overall, small-capitalization U.S. stocks declined, while large-capitalization U.S. stocks were nearly flat. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose during the reporting period as increasing inflation drove investors’ expectations for higher interest rates. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates in March 2022, the first increase of this business cycle. Furthermore, the Fed wound down its bond-buying programs and raised the prospect of reversing the flow and reducing its balance sheet. Continued high inflation and the Fed’s new tone led many analysts to anticipate that the Fed will continue to raise interest rates multiple times throughout the year.

Looking ahead, however, the horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metal markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption are likely to drive already-high commodity prices even higher. We believe sharp increases in energy prices will exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks amid the ebb and flow of the pandemic, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will err on the side of protecting employment, even at the expense of higher inflation.

In this environment, we favor an overweight to equities, as valuations have become more attractive and inflation-adjusted interest rates remain low. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long term. We favor U.S. equities due to strong earnings momentum, while Japanese equities should benefit from supportive monetary and fiscal policy. We are underweight credit overall, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities for additional yield. We believe that international diversification and a focus on sustainability and quality can help provide portfolio resilience.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of April 30, 2022
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	(9.65)%	0.21%
U.S. small cap equities (Russell 2000® Index)	(18.38)	(16.87)
International equities (MSCI Europe, Australasia, Far East Index)	(11.80)	(8.15)
Emerging market equities (MSCI Emerging Markets Index)	(14.15)	(18.33)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.07	0.08
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(10.29)	(8.86)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(9.47)	(8.51)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(7.90)	(7.88)
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(7.40)	(5.22)
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets declined during the 12 months ended April 30, 2022 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -5.44% in U.S. dollar terms for the reporting period.

In the first half of the reporting period, stocks were supported by economic recovery in most regions of the world. The global economy continued to rebound from the impact of restrictions imposed at the beginning of the coronavirus pandemic, as mitigation and adaptation allowed most economic activity to continue. However, significant challenges emerged in the second half of the reporting period, erasing earlier gains. Inflation rose significantly in many countries, reducing consumers’ purchasing power and leading many central banks to tighten monetary policy. Russia’s invasion of Ukraine presented a further challenge to the global economy, disrupting markets in important commodities such as oil, natural gas, and wheat.

The U.S. economy grew briskly over the final three quarters of 2021, powered primarily by consumers with strong household balance sheets. Record-high personal savings rates allowed consumers to spend at an elevated level throughout much of the reporting period, releasing pent-up demand for goods and services. Hiring increased as businesses restored capacity, and unemployment decreased substantially, falling to 3.6% in April 2022 — only marginally higher than the pre-pandemic rate of 3.5% in February 2020. However, the economy contracted in the first quarter of 2022 amid lower inventory investment and an inflation-driven decline in consumer sentiment.

Rising inflation led to a shift in policy from the U.S. Federal Reserve Bank (“Fed”). As the reporting period began, the Fed was using accommodative monetary policy to stimulate the economy. Short-term interest rates were kept at near zero levels, and the Fed used bond-buying programs to stabilize debt markets. However, rising prices led the Fed to tighten monetary policy in the second half of the reporting period in an attempt to prevent runaway inflation. The Fed slowed and then ended its bond-buying activities and discussed plans to begin reducing its balance sheet by selling bonds later in 2022. In March 2022, it raised short-term interest rates and indicated that further increases could be necessary. Interest rates rose significantly in anticipation of further tightening, leading to higher borrowing costs for businesses.

Stocks declined in Europe and economic growth stalled, with the Eurozone economy slowing substantially in the second half of the reporting period. Significantly higher inflation and Russia’s invasion of Ukraine negatively impacted equities. Russia is an important trading partner with many European countries, and new sanctions against Russia imposed limits on certain types of trade with Russia. Investors became concerned that the sharp rise in energy prices during the reporting period would constrain economic growth, as Europe relies on imported energy for much of its industrial and heating needs. The European Central Bank (“ECB”) maintained ultra-low interest rates but started to wind down its bond buying program.

Despite relatively low inflation by global standards, Asia-Pacific stocks declined significantly. Chinese stocks endured substantial declines, driving much of the negative performance in the region. Regulatory interventions by the Chinese government weighed on equity markets, particularly in the information technology sector. While China’s economy continued to expand at a solid pace, COVID-19 cases rose sharply late in the reporting period, and analysts became concerned that the subsequent lockdowns would constrain growth.

4	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2022	iShares® Asia/Pacific Dividend ETF

Investment Objective

The iShares Asia/Pacific Dividend ETF (the “Fund”) seeks to track the investment results of an index composed of relatively high dividend paying equities in Asia/Pacific developed markets, as represented by the Dow Jones Asia/Pacific Select Dividend 50 IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(7.02)%	(0.59)%	1.33%	(7.02)%	(2.93)%	14.18%
Fund Market	(7.11)	(0.65)	1.29	(7.11)	(3.22)	13.69
Index	(5.94)	(0.08)	1.74	(5.94)	(0.42)	18.83

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 976.30	$ 2.40		$ 1,000.00	$ 1,022.40	$ 2.46		0.49%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of April 30, 2022 (continued)	iShares® Asia/Pacific Dividend ETF

Portfolio Management Commentary

Asia/Pacific dividend stocks declined during the reporting period amid high levels of volatility. Rising inflation, surging COVID-19 cases in some countries, tightening pandemic-related restrictions in China, and Russia’s invasion of Ukraine impeded the region’s nascent recovery and weighed on equities.

Japanese stocks were the largest detractors from the Index’s return, due in part to the Japanese yen’s significant depreciation relative to the U.S. dollar, which worked against dollar-denominated returns. In the industrials sector, marine transportation stocks, which advanced sharply in 2021 amid high shipping rates, declined toward the end of the reporting period as shipping rates decreased sharply. Inflationary pressures and high fuel prices weighed on consumer spending and increased costs for retailers, which helped reduce demand for ships. Shipping in the region was disrupted by lockdowns in China, which led to factory closures, truck driver shortages, and hundreds of ships waiting offshore at Chinese ports. As volumes dropped, investors became concerned about companies that ramped up spending plans to boost capacity. Japanese utilities stocks declined as high prices for coal, liquid natural gas (“LNG”), and oil weighed on profits of electric utilities companies. Under Japanese rules, it typically takes months for Japanese utilities to pass on cost increases to customers.

Stocks in Hong Kong also detracted significantly from the Index’s return as new regulations and lockdowns in China and Hong Kong pressured equities. Amid rising mortgage rates and a slowing economy, real estate stocks declined sharply as property sales and home prices declined, weighing on developers’ revenues. Strict pandemic-related restrictions drove many people and foreign companies to downsize operations in or leave Hong Kong. Rents declined sharply in the residential market amid the exodus, while the 2022 COVID-19 wave lowered retail traffic and rental rates amid government pressure. Downsizing and closures meant weakening demand for office leases and lower effective rents. One real estate conglomerate owns a major airline whose operations were severely curtailed by travel restrictions, even as many of the world’s airlines’ traffic levels recovered.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Financials	30.4%
Industrials	16.2
Real Estate	16.2
Consumer Discretionary	10.7
Materials	10.2
Utilities	7.5
Communication Services	5.0
Information Technology	3.8

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

Australia	36.4%
Hong Kong	30.7
Japan	29.3
New Zealand	2.1
United Kingdom	1.5

(a)	Excludes money market funds.

6	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2022	iShares® Emerging Markets Dividend ETF

Investment Objective

The iShares Emerging Markets Dividend ETF (the “Fund”) seeks to track the investment results of an index composed of relatively high dividend paying equities in emerging markets, as represented by the Dow Jones Emerging Markets Select Dividend IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(17.19)%	0.76%	(0.27)%	(17.19)%	3.84%	(2.71)%
Fund Market	(17.31)	0.60	(0.38)	(17.31)	3.06	(3.71)
Index	(16.43)	1.14	(0.13)	(16.43)	5.81	(1.33)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 804.50	$ 2.24		$ 1,000.00	$ 1,022.30	$ 2.51		0.50%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of April 30, 2022 (continued)	iShares® Emerging Markets Dividend ETF

Portfolio Management Commentary

Emerging markets dividend stocks declined during the reporting period, falling sharply after Russia’s invasion of Ukraine. Prior to the invasion, the Index advanced as the continued global economic recovery provided tailwinds for stocks amid strengthening international trade and industrial production. Stocks with high dividends and lower valuations tend to do well when interest rates rise, as they did in early 2022. Although the Index declined following the invasion, certain stocks benefited as sanctions against Russia drove commodities prices sharply higher.

Russian stocks detracted the most from the Index’s return. Sanctions imposed to squeeze Russia’s economy and isolate the country from the global financial system led to widespread expectations for a sharp recession in Russia. Index providers removed Russian stocks from many widely tracked indexes, and exchanges suspended trading of Russian stocks. Credit rating agencies reduced or withdrew many companies’ credit ratings amid rising delinquency and fears of defaults. The sanctions, which targeted both companies and key shareholders, weighed heavily on the materials, energy, and industrials sectors. Metals and mining companies ceased shipments to the E.U., a major export market. Energy companies declined sharply as the U.S. banned imports of Russian fuels, while the E.U. halted new energy investments and pledged to reduce and eventually end Russian gas imports, leading Russian pipeline operators to set limits on receiving oil amid dwindling storage space. In the industrials sector, a Cyprus-based transportation company that primarily operates in Russia declined sharply amid targeted sanctions.

Chinese real estate stocks also weighed on the Index’s performance. A liquidity crisis drove a series of defaults by developers amid a government crackdown on real estate companies, and home sales declined sharply, shrinking earnings in the sector.

In contrast, stocks in Indonesia, the United Arab Emirates, India, and Brazil were modest contributors to the Index’s return. Energy stocks led contribution in Indonesia and India amid higher prices for energy commodities. The oil, gas, and consumable fuels industry benefited directly from rising prices of oil, gas, and coal, which drove profits and earnings expectations higher.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Real Estate	17.8%
Materials	17.8
Financials	12.8
Utilities	12.2
Energy	10.5
Health Care	8.7
Industrials	5.9
Information Technology	5.4
Consumer Discretionary	5.0
Consumer Staples	2.1
Communication Services	1.8

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

China	25.5%
Brazil	25.4
Taiwan	8.0
Malaysia	7.3
India	6.8
South Africa	6.4
Chile	5.6
Thailand	5.2
Turkey	2.1
Singapore	2.1

(a)	Excludes money market funds.

8	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	9

Schedule of Investments April 30, 2022	iShares® Asia/Pacific Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks

Australia — 35.8%
Australia & New Zealand Banking Group Ltd.	37,896	$721,130
Bank of Queensland Ltd.	110,440	626,588
Bendigo & Adelaide Bank Ltd.	103,500	771,678
CSR Ltd.	153,463	657,218
Fortescue Metals Group Ltd.	151,477	2,289,282
Harvey Norman Holdings Ltd.	220,361	784,940
JB Hi-Fi Ltd.	19,191	710,765
Magellan Financial Group Ltd.	144,680	1,636,767
Nick Scali Ltd.	78,017	556,543
Pendal Group Ltd.	365,698	1,346,253
Perpetual Ltd.	29,701	682,818
Rio Tinto Ltd.	13,374	1,057,935
Suncorp Group Ltd.	99,378	797,905
Super Retail Group Ltd.	128,847	953,350
Westpac Banking Corp.	41,062	687,377

		14,280,549

Hong Kong — 30.2%
BOC Hong Kong Holdings Ltd.	165,500	599,087
CK Infrastructure Holdings Ltd.	100,500	675,702
Henderson Land Development Co. Ltd.	176,000	711,747
Hongkong Land Holdings Ltd.	102,000	475,826
Hysan Development Co. Ltd.	293,000	864,400
Kerry Properties Ltd.	300,000	811,240
New World Development Co. Ltd.	221,250	846,235
Orient Overseas International Ltd.	37,000	1,020,981
PCCW Ltd.	1,984,000	1,124,060
Power Assets Holdings Ltd.	113,000	761,062
Sino Land Co. Ltd.	570,000	753,416
Sun Hung Kai Properties Ltd.	61,000	702,542
Swire Pacific Ltd., Class A	109,500	623,702
Swire Properties Ltd.	234,200	561,274
VTech Holdings Ltd.	210,700	1,490,470

		12,021,744

Japan — 28.9%
Daiwa Securities Group Inc.	138,900	680,767
Electric Power Development Co. Ltd.	33,300	456,303
Fukuoka Financial Group Inc.	28,900	528,040
Haseko Corp.	51,700	566,478
Kansai Electric Power Co Inc/The	56,900	498,785
Kumagai Gumi Co. Ltd.	22,700	473,723
Mitsubishi HC Capital Inc.	122,900	552,985
Mitsui OSK Lines Ltd.	47,500	1,112,028

Security	Shares	Value
Japan (continued)
Mizuho Financial Group Inc.	53,470	$649,271
MS&AD Insurance Group Holdings Inc.	17,200	511,997
NGK Spark Plug Co. Ltd.	41,900	642,965
Nippon Yusen KK	15,100	1,089,374
Nishimatsu Construction Co. Ltd.	23,800	700,704
Sojitz Corp.	41,980	640,125
Sumitomo Corp.	45,900	726,305
Sumitomo Mitsui Financial Group Inc.	20,400	616,364
Sumitomo Mitsui Trust Holdings Inc.	16,200	502,808
Tohoku Electric Power Co. Inc.	99,300	552,360

		11,501,382

New Zealand — 2.1%
Spark New Zealand Ltd.	258,684	818,137

United Kingdom — 1.5%
CK Hutchison Holdings Ltd.	86,000	603,542

Total Common Stocks — 98.5% (Cost: $42,940,023)		39,225,354

Warrants

Australia — 0.0%
Magellan Financial Group Ltd. (Expires 04/16/27)(a)	1	1

Total Warrants — 0.0% (Cost: $0)		1

Short-Term Investments

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.34%(b)(c)	10,000	10,000

Total Short-Term Investments — 0.0% (Cost: $10,000)		10,000

Total Investments in Securities — 98.5% (Cost: $42,950,023)		39,235,355

Other Assets, Less Liabilities — 1.5%		610,804

Net Assets — 100.0%		$39,846,159

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

10	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® Asia/Pacific Dividend ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/22	Shares Held at 04/30/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$677,992	$—	$(677,523	)(b)	$(533)	$64	$—	—	$4,559	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	10,000	—	—		—	—	10,000	10,000	6		—

					$(533)	$64	$10,000		$4,565		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Singapore Index	13	05/30/22	$292	$4,043
Mini TOPIX Index	21	06/09/22	307	(6,960)

				$(2,917)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$4,043

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$6,960

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(20,981)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$5,255

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$320,404

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) April 30, 2022	iShares® Asia/Pacific Dividend ETF

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$1,625,462	$37,599,892	$—	$39,225,354
Warrants	1	—	—	1
Money Market Funds	10,000	—	—	10,000

	$1,635,463	$37,599,892	$—	$39,235,355

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$4,043	$—	$4,043
Liabilities
Futures Contracts	—	(6,960)	—	(6,960)

	$—	$(2,917)	$—	$(2,917)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

12	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2022	iShares® Emerging Markets Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 14.6%
Auren Energia SA	2,374,536	$7,041,070
Banco Santander Brasil SA	1,255,443	8,062,443
BB Seguridade Participacoes SA	1,037,911	5,338,662
Cia Brasileira de Distribuicao	363,087	1,493,049
CPFL Energia SA	1,495,661	10,936,224
Cyrela Brazil Realty SA Empreendimentos e Participacoes	1,815,806	5,196,989
Energisa SA	764,761	7,369,252
Grendene SA	4,731,622	9,044,151
JHSF Participacoes SA	7,432,443	9,861,917
Qualicorp Consultoria e Corretora de Seguros SA	3,805,321	10,213,819
Telefonica Brasil SA	516,911	5,561,241
Transmissora Alianca de Energia Eletrica SA	1,032,188	9,182,056
Vale SA	589,039	9,923,454

		99,224,327

Chile — 5.6%
CAP SA	856,755	10,626,551
Colbun SA	145,139,991	10,370,303
Empresas CMPC SA	5,336,388	7,953,644
Enel Chile SA	329,734,559	8,696,151

		37,646,649

China — 25.3%
Agile Group Holdings Ltd.(a)	19,382,000	9,281,837
Agricultural Bank of China Ltd., Class H	12,342,000	4,629,013
Bank of China Ltd., Class H	12,373,000	4,854,948
BBMG Corp., Class H	22,391,000	3,663,641
China Construction Bank Corp., Class H	5,527,000	3,937,429
China Jinmao Holdings Group Ltd.	19,464,000	6,396,936
China Merchants Port Holdings Co. Ltd.	1,644,000	2,870,089
China Minsheng Banking Corp. Ltd., Class H	13,523,000	5,127,828
China Petroleum & Chemical Corp., Class H	11,898,000	5,823,734
China Shenhua Energy Co. Ltd., Class H	2,128,000	6,798,650
Chongqing Rural Commercial Bank Co. Ltd., Class H	15,134,000	5,876,505
Country Garden Holdings Co. Ltd.	7,422,000	5,133,623
Guangzhou R&F Properties Co. Ltd., Class H(a)	22,422,400	8,323,808
Hopson Development Holdings Ltd.(a)	2,821,300	5,439,732
Huadian Power International Corp. Ltd., Class H	17,430,000	6,048,974
Industrial & Commercial Bank of China Ltd., Class H	6,948,000	4,188,298
KWG Group Holdings Ltd.	24,245,000	8,675,230
Logan Group Co. Ltd.(a)	36,496,000	11,354,786
Lonking Holdings Ltd.	34,653,000	9,566,639
PICC Property & Casualty Co. Ltd., Class H	3,372,000	3,448,945
Poly Property Group Co. Ltd.	14,612,000	3,671,010
Shenzhen Investment Ltd.	28,524,000	6,153,645
Shimao Group Holdings Ltd.(a)(b)	15,114,500	8,018,235
Sinopec Engineering Group Co. Ltd., Class H	12,319,000	6,452,286
Sinopec Shanghai Petrochemical Co. Ltd., Class H	19,778,000	3,700,369
Sunac China Holdings Ltd.(b)	11,167,000	6,138,534
Times China Holdings Ltd.(a)	29,656,000	10,515,015
Yankuang Energy Group Co Ltd, Class H	812,000	2,290,787
Zhejiang Expressway Co. Ltd., Class H	3,924,000	3,245,414

		171,625,940

Czech Republic — 0.8%
CEZ AS(a)	128,385	5,503,296

Greece — 1.6%
Star Bulk Carriers Corp.	378,000	10,621,800

Security	Shares	Value

India — 6.8%
Bharat Petroleum Corp. Ltd.	1,881,286	$8,853,278
Coal India Ltd.	3,294,389	7,811,932
Indian Oil Corp. Ltd.	5,970,165	9,739,556
NMDC Ltd.	4,009,477	8,317,882
Oil India Ltd.	1,175,335	3,470,563
REC Ltd.	4,766,494	7,871,568

		46,064,779

Indonesia — 1.7%
Adaro Energy Indonesia Tbk PT	23,595,100	5,390,889
Hanjaya Mandala Sampoerna Tbk PT	91,159,400	6,094,571

		11,485,460

Malaysia — 7.2%
British American Tobacco Malaysia Bhd	2,172,700	6,437,999
Hartalega Holdings Bhd	10,959,500	11,076,559
Kossan Rubber Industries Bhd(a)	28,456,200	12,026,969
Malayan Banking Bhd	4,064,500	8,453,423
Top Glove Corp. Bhd	28,964,300	11,177,219

		49,172,169

Philippines — 0.5%
PLDT Inc.	100,630	3,580,645

Qatar — 0.5%
Barwa Real Estate Co.	3,487,901	3,229,721

Russia — 0.0%
Federal Grid Co. Unified Energy System PJSC(b)	4,402,974,828	617
Globaltrans Investment PLC(b)(c)	3,247,697	32,477
LUKOIL PJSC(b)	124,880	18
Magnit PJSC(b)	163,377	23
Magnitogorsk Iron & Steel Works PJSC(b)	14,721,471	2,063
MMC Norilsk Nickel PJSC(b)	23,712	3
Mobile TeleSystems PJSC(b)	1,372,322	13,723
Moscow Exchange MICEX-RTS PJSC(b)	2,788,700	391
Novolipetsk Steel PJSC, GDR(b)	345,790	3,458
PhosAgro PJSC, NVS(b)	3,484	—
PhosAgro PJSC, NVS(b)	540,834	5,374
Rostelecom PJSC(b)	4,681,247	656
Sberbank of Russia PJSC(b)	2,500,255	351
Severstal PAO(b)	695,941	98
Tatneft PJSC(b)	1,165,907	163
Unipro PJSC(b)	299,242,000	41,940

		101,355

Singapore — 2.0%
Riverstone Holdings Ltd./Singapore	19,848,300	13,849,821

South Africa — 6.3%
African Rainbow Minerals Ltd.	507,131	8,409,849
Coronation Fund Managers Ltd.	2,758,416	7,304,540
Exxaro Resources Ltd.	854,776	12,214,898
Kumba Iron Ore Ltd.	290,814	9,654,584
Truworths International Ltd.	1,501,111	5,345,733

		42,929,604

Taiwan — 8.0%
Asustek Computer Inc.	429,000	5,160,148
Chong Hong Construction Co. Ltd.	1,924,000	4,771,948
Huaku Development Co. Ltd.	1,874,000	5,852,914
Inventec Corp.	6,423,475	5,487,521
Merry Electronics Co. Ltd.	1,342,146	3,708,489
Radiant Opto-Electronics Corp.	1,737,000	5,988,964
Simplo Technology Co. Ltd.	437,600	4,300,242

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) April 30, 2022	iShares® Emerging Markets Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Supreme Electronics Co. Ltd.	2,207,513	$3,420,833
Systex Corp.	1,655,000	4,524,527
United Integrated Services Co. Ltd	1,157,000	6,997,222
WPG Holdings Ltd.	2,187,280	4,012,642

		54,225,450

Thailand — 5.2%
Kiatnakin Phatra Bank PCL, NVDR	1,646,800	3,448,353
Land & Houses PCL, NVDR	14,349,200	3,987,886
Quality Houses PCL, NVDR	49,724,400	3,243,075
Sri Trang Agro-Industry PCL, NVDR	15,221,000	11,165,416
Thanachart Capital PCL, NVDR	4,357,600	5,092,733
Tisco Financial Group PCL, NVDR	1,912,400	5,044,588
Total Access Communication PCL, NVDR(a)	2,422,900	3,247,026

		35,229,077

Turkey — 2.0%
Eregli Demir ve Celik Fabrikalari TAS	4,802,095	10,853,691
Tofas Turk Otomobil Fabrikasi AS	568,729	3,012,512

		13,866,203

United Arab Emirates — 0.5%
Dubai Islamic Bank PJSC	1,884,242	3,295,848

Total Common Stocks — 88.6% (Cost: $770,665,170)		601,652,144

Preferred Stocks

Brazil — 10.6%
Bradespar SA, Preference Shares, NVS	1,632,291	9,670,365
Cia. de Transmissao de Energia Eletrica Paulista, Preference Shares, NVS	1,719,631	8,751,285
Cia. Energetica de Minas Gerais, Preference Shares, NVS	2,679,585	7,951,033
Gerdau SA, Preference Shares, NVS	1,582,201	8,951,175
Metalurgica Gerdau SA, Preference Shares, NVS	4,782,895	10,989,935
Petroleo Brasileiro SA, Preference Shares, NVS	1,350,928	8,273,971
Unipar Carbocloro SA, Class B, Preference Shares, NVS	617,774	11,996,979

Security	Shares	Value

Brazil (continued)
Usinas Siderurgicas de Minas Gerais SA Usiminas, Class A, Preference Shares, NVS	2,253,249	$5,154,633

		71,739,376

Russia — 0.0%
Transneft PJSC, Preference Shares, NVS(b)	5,767	1

Total Preferred Stocks — 10.6% (Cost: $84,008,693)		71,739,377

Short-Term Investments

Money Market Funds — 3.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.38%(d)(e)(f)	24,326,856	24,326,856
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.34%(d)(e)	380,000	380,000

		24,706,856

Total Short-Term Investments — 3.6% (Cost: $24,701,833)		24,706,856

Total Investments in Securities — 102.8% (Cost: $879,375,696)		698,098,377

Other Assets, Less Liabilities — (2.8)%		(19,109,391)

Net Assets — 100.0%		$ 678,988,986

(a)	All or a portion of this security is on loan.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/22	Shares Held at 04/30/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$9,627,376	$14,704,821	(a)	$—		$(7,076)	$1,735	$24,326,856	24,326,856	$780,678	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,090,000	—		(710,000	)(a)	—	—	380,000	380,000	355		—

						$(7,076)	$1,735	$24,706,856		$781,033		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

14	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	iShares® Emerging Markets Dividend ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets Index	117	06/17/22	$6,186	$(285,195)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$285,195

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(1,427,616)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(267,939)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$8,101,149

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$246,685,368	$340,708,652	$14,258,124	$601,652,144
Preferred Stocks	71,739,376	—	1	71,739,377
Money Market Funds	24,706,856	—	—	24,706,856

	$343,131,600	$340,708,652	$14,258,125	$698,098,377

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(285,195)	$—	$—	$(285,195)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) April 30, 2022	iShares® Emerging Markets Dividend ETF

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening balance, as of April 30, 2021	$—	$—	$—
Transfers into Level 3(a)	140,556,609	9,940,094	150,496,703
Transfers out of Level 3	(—)	(—)	(—)
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	2,210,085	30,227	2,240,312
Net change in unrealized appreciation (depreciation)(b)(c)	(169,159,940)	(10,948,156)	(180,108,096)
Purchases	55,951,647	2,145,348	58,096,995
Sales	(15,300,277)	(1,167,512)	(16,467,789)

Closing balance, as of April 30, 2022	$14,258,124	$1	$14,258,125

Net change in unrealized appreciation (depreciation) on investment still held at April 30, 2022	$(169,159,940)	$(10,948,156)	$(180,108,096)

(a)

As of April 30, 2021, the Fund used observable inputs in determining the value of certain investments. As of April 30, 2022, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 1 or Level 2 to Level 3 in the fair value hierarchy.

(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at April 30, 2022 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $101,356. A significant change in the third party information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)
Common Stock	$14,156,769	Income	Discount Rate	5%

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

See notes to financial statements.

16	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

April 30, 2022

	iShares Asia/Pacific Dividend ETF	iShares Emerging Markets Dividend ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$39,225,355	$673,391,521
Affiliated(c)	10,000	24,706,856
Cash	6,351	1,407,718
Foreign currency, at value(d)	44,663	1,236,529
Cash pledged:
Futures contracts	—	330,000
Foreign currency collateral pledged:
Futures contracts(e)	27,215	—
Receivables:
Investments sold	36	16,388,124
Securities lending income — Affiliated	201	103,096
Variation margin on futures contracts	8,417	15,108
Capital shares sold	—	1,116,395
Dividends	540,493	4,146,848
Tax reclaims	—	11,751

Total assets	39,862,731	722,853,946

LIABILITIES
Collateral on securities loaned, at value	—	24,323,489
Deferred foreign capital gain tax	—	410,520
Payables:
Investments purchased	—	18,831,079
Bank borrowings	—	7,325
Investment advisory fees	16,572	284,780
Professional fees	—	7,767

Total liabilities	16,572	43,864,960

NET ASSETS	$39,846,159	$678,988,986

NET ASSETS CONSIST OF:
Paid-in capital	$60,072,126	$1,004,072,546
Accumulated loss	(20,225,967)	(325,083,560)

NET ASSETS	$39,846,159	$678,988,986

Shares outstanding	1,100,000	22,200,000

Net asset value	$36.22	$30.59

Shares authorized	500 million	500 million

Par value	$0.001	$0.001

(a) Securities loaned, at value	$—	$23,107,396
(b) Investments, at cost — Unaffiliated	$42,940,023	$854,673,863
(c) Investments, at cost — Affiliated	$10,000	$24,701,833
(d) Foreign currency, at cost	$45,945	$1,265,646
(e) Foreign currency collateral pledged, at cost	$28,403	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	17

Statements of Operations

Year Ended April 30, 2022

	iShares Asia/Pacific Dividend ETF	iShares Emerging Markets Dividend ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$2,713,121	$67,168,084
Dividends — Affiliated	6	1,177
Securities lending income — Affiliated — net	4,559	779,856
Foreign taxes withheld	(102,724)	(7,044,252)
Foreign withholding tax claims	—	80,229

Total investment income	2,614,962	60,985,094

EXPENSES
Investment advisory fees	218,414	3,971,747
Commitment fees	—	13,712
Professional fees	217	8,240
Interest expense	—	7,389

Total expenses	218,631	4,001,088

Less:
Investment advisory fees waived	(14)	—

Total expenses after fees waived	218,617	4,001,088

Net investment income	2,396,345	56,984,006

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(a)	(202,228)	32,127,596
Investments — Affiliated	(533)	(7,076)
In-kind redemptions — Unaffiliated	1,137,617	15,688,661
Futures contracts	(20,981)	(1,427,616)
Foreign currency transactions	20,439	(1,474,543)
Payments by affiliate	—	6,166

Net realized gain	934,314	44,913,188

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(b)	(5,839,902)	(247,411,314)
Investments — Affiliated	64	1,735
Futures contracts	5,255	(267,939)
Foreign currency translations	(34,753)	(17,603)

Net change in unrealized appreciation (depreciation)	(5,869,336)	(247,695,121)

Net realized and unrealized loss	(4,935,022)	(202,781,933)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,538,677)	$(145,797,927)

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable	$—	$(300,860)
(b) Net of increase in deferred foreign capital gain tax of	$—	$(355,184)

See notes to financial statements.

18	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Asia/Pacific Dividend ETF		iShares Emerging Markets Dividend ETF
	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/22	Year Ended 04/30/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,396,345	$1,449,294	$56,984,006	$37,635,152
Net realized gain (loss)	934,314	(7,352,423)	44,913,188	(50,964,970)
Net change in unrealized appreciation (depreciation)	(5,869,336)	13,799,889	(247,695,121)	204,326,186

Net increase (decrease) in net assets resulting from operations	(2,538,677)	7,896,760	(145,797,927)	190,996,368

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(2,220,607)	(1,205,054)	(58,982,161)	(36,483,407)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(421,764)	14,297,841	41,784,008	102,187,925

NET ASSETS
Total increase (decrease) in net assets	(5,181,048)	20,989,547	(162,996,080)	256,700,886
Beginning of year	45,027,207	24,037,660	841,985,066	585,284,180

End of year	$39,846,159	$45,027,207	$678,988,986	$841,985,066

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	19

Financial Highlights

(For a share outstanding throughout each period)

	iShares Asia/Pacific Dividend ETF
	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18

Net asset value, beginning of year	$40.93	$32.05	$43.76	$46.83	$48.14

Net investment income(a)	2.09	1.80	2.05	2.49	2.30
Net realized and unrealized gain (loss)(b)	(4.91)	8.51	(11.57)	(2.96)	(1.21)

Net increase (decrease) from investment operations	(2.82)	10.31	(9.52)	(0.47)	1.09

Distributions(c)
From net investment income	(1.89)	(1.43)	(2.19)	(2.60)	(2.40)

Total distributions	(1.89)	(1.43)	(2.19)	(2.60)	(2.40)

Net asset value, end of year	$36.22	$40.93	$32.05	$43.76	$46.83

Total Return(d)
Based on net asset value	(7.02)%	32.93%	(22.50)%	(0.83)%	2.19%

Ratios to Average Net Assets(e)
Total expenses	0.49%	0.49%	0.49%	0.49%	0.49%

Total expenses after fees waived	0.49%	0.49%	0.49%	0.49%	0.49%

Net investment income	5.38%	4.89%	4.99%	5.65%	4.72%

Supplemental Data
Net assets, end of year (000)	$39,846	$45,027	$24,038	$32,823	$39,803

Portfolio turnover rate(f)	57%	130%	5%	46%	21%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

20	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Emerging Markets Dividend ETF

	Year Ended 04/30/22		Year Ended 04/30/21		Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18

Net asset value, beginning of year	$39.62		$30.97		$40.67	$41.91	$39.86

Net investment income(a)	2.66		1.94		2.25	2.31	1.86
Net realized and unrealized gain (loss)(b)	(8.93)		8.62		(9.42)	(1.33)	2.24

Net increase (decrease) from investment operations	(6.27)		10.56		(7.17)	0.98	4.10

Distributions(c)
From net investment income	(2.76)		(1.91)		(2.53)	(2.22)	(2.05)

Total distributions	(2.76)		(1.91)		(2.53)	(2.22)	(2.05)

Net asset value, end of year	$30.59		$39.62		$30.97	$40.67	$41.91

Total Return(d)
Based on net asset value	(17.19	)%(e)	35.51%		(18.44)%	2.68%	10.50%

Ratios to Average Net Assets(f)
Total expenses	0.49%		0.49%		0.49%	0.49%	0.49%

Total expenses after fees waived	0.49%		0.49%		0.49%	0.49%	0.49%

Total expenses excluding professional fees for foreign withholding tax claims	0.49%		0.49%		N/A	N/A	N/A

Net investment income	7.03	%(g)	5.62	%(g)	6.00%	5.79%	4.42%

Supplemental Data
Net assets, end of year (000)	$678,989		$841,985		$585,284	$571,435	$456,817

Portfolio turnover rate(h)	66%		107%		15%	69%	55%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return would have been -17.17%.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)

Reflects positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the years ended April 30, 2022 and April 30, 2021, respectively :

• Ratio of net investment income to average net assets by 0.01% and 0.02%, respectively.

(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	21

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Asia/Pacific Dividend	Diversified
Emerging Markets Dividend(a)	Diversified

(a)

The Fund intends to be diversified in approximately the same proportion as its underlying index is diversified. The Fund may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its underlying index. Shareholder approval will not be sought if the Fund crosses from diversified to non-diversified status due solely to a change in its relative market capitalization or index weighting of one or more constituents of its underlying index.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

22	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Emerging Markets Dividend
Barclays Capital, Inc.	$5,820,151	$5,820,151		$—	$—
BNP Paribas SA	311,124	311,124		—	—
BofA Securities, Inc.	1,464,947	1,464,947		—	—
Credit Suisse Securities (USA) LLC	480,096	480,096		—	—
Goldman Sachs & Co. LLC	3,521,909	3,521,909		—	—
HSBC Bank PLC	253,628	253,628		—	—
J.P. Morgan Securities LLC	6,104,445	6,104,445		—	—
Morgan Stanley	1,367,413	1,367,413		—	—
Nomura Securities International, Inc.	115,738	115,738		—	—
SG Americas Securities LLC	3,667,945	3,667,945		—	—

	$23,107,396	$23,107,396		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

24	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee

Asia/Pacific Dividend	0.49%
Emerging Markets Dividend	0.49

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statement of Operations does not include acquired fund fees and expenses.

For the iShares Asia/Pacific Dividend ETF, BFA has contractually agreed to waive a portion of its investment advisory fee through August 31, 2025 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds.

For the iShares Emerging Markets Dividend ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through August 31, 2022 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds.

This amount is included in investment advisory fees waived in the Statements of Operations. For the year ended April 30, 2022, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts waived

Asia/Pacific Dividend	$14

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Notes to Financial Statements  (continued)

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended April 30, 2022, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

Asia/Pacific Dividend	$1,101
Emerging Markets Dividend	177,483

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended April 30, 2022, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

Asia/Pacific Dividend	$156,761	$602,778	$(53,840)
Emerging Markets Dividend	1,717,828	—	—

During the year ended April 30, 2022, the iShares Emerging Markets Dividend ETF received a reimbursement of $6,166 from an affiliate, which is included in payment by affiliate in the Statement of Operations, related to an operating event.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended April 30, 2022, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

Asia/Pacific Dividend	$24,791,372	$24,736,946
Emerging Markets Dividend	599,473,565	526,835,514

For the year ended April 30, 2022, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Asia/Pacific Dividend	$10,691,830	$11,147,500
Emerging Markets Dividend	48,547,165	81,689,213

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of April 30, 2022, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Loss

Asia/Pacific Dividend	$998,844	$(998,844)
Emerging Markets Dividend	13,316,753	(13,316,753)

26	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 04/30/22	Year Ended 04/30/21
Asia/Pacific Dividend
Ordinary income	$2,220,607	$1,205,054

Emerging Markets Dividend
Ordinary income	$58,982,161	$36,483,407

As of April 30, 2022, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total
Asia/Pacific Dividend	$676,699	$(16,697,384)	$(4,205,282)	$(20,225,967)
Emerging Markets Dividend	2,587,064	(125,331,568)	(202,339,056)	(325,083,560)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

For the year ended April 30, 2022, the iShares Emerging Markets Dividend ETF utilized $32,727,395 of its capital loss carryforwards.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of April 30, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Asia/Pacific Dividend	$43,406,076	$1,025,884	$(5,199,522)	$(4,173,638)
Emerging Markets Dividend	900,042,368	49,173,071	(251,117,062)	(201,943,991)

9.	LINE OF CREDIT

The iShares Emerging Markets Dividend ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $300 million credit agreement (“Credit Agreement”) with State Street Bank and Trust Company, which expires on October 15, 2021. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Credit Agreement sets specific sub limits on aggregate borrowings based on two tiers of Participating Funds: $300 million with respect to the funds within Tier 1, including the Fund, and $200 million with respect to Tier 2. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Credit Agreement. The Credit Agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Credit Agreement. The Credit Agreement was terminated on August 12, 2021.

Effective August 13, 2021, the iShares Emerging Markets Dividend ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 12, 2022. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements  (continued)

For the year ended April 30, 2022, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the Credit Agreement and Syndicated Credit Agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates
Emerging Markets Dividend	$26,000,000	$504,384	1.29%

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) lack of publicly available or reliable information about issuers as a result of not being subject to the same degree of regulatory requirements and accounting, auditing and financial reporting standards; and (iv) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into

28	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in China or with significant exposure to Chinese issuers or countries. Investments in Chinese securities, including certain Hong Kong-listed securities, involves risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, measures may be taken to limit the flow of capital and/or sanctions may be imposed, which could prohibit or restrict the ability to own or transfer fund assets and may also include retaliatory actions, such as seizure of fund assets.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a Fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 04/30/22		Year Ended 04/30/21

iShares ETF	Shares	Amount	Shares	Amount

Asia/Pacific Dividend
Shares sold	300,000	$11,013,638	400,000	$16,012,813
Shares redeemed	(300,000)	(11,435,402)	(50,000)	(1,714,972)

Net increase (decrease)	—	$(421,764)	350,000	$14,297,841

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements  (continued)

	Year Ended 04/30/22		Year Ended 04/30/21

iShares ETF	Shares	Amount	Shares	Amount

Emerging Markets Dividend
Shares sold	5,200,000	$190,640,001	5,700,000	$204,176,846
Shares redeemed	(4,250,000)	(148,855,993)	(3,350,000)	(101,988,921)

Net increase	950,000	$41,784,008	2,350,000	$102,187,925

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

12.	FOREIGN WITHHOLDING TAX CLAIMS

The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which the iShares Emerging Markets Dividend ETF is able to pass through to shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

30	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and

Shareholders of iShares Asia/Pacific Dividend ETF and iShares Emerging Markets Dividend ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Asia/Pacific Dividend ETF and iShares Emerging Markets Dividend ETF (two of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of April 30, 2022, the related statements of operations for the year ended April 30, 2022, the statements of changes in net assets for each of the two years in the period ended April 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2022 and each of the financial highlights for each of the five years in the period ended April 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 23, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	31

Important Tax Information  (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2022:

iShares ETF	Qualified Dividend Income
Asia/Pacific Dividend	$1,536,531
Emerging Markets Dividend	36,318,475

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended April 30, 2022:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Asia/Pacific Dividend	$2,713,214	$89,833
Emerging Markets Dividend	67,319,765	7,540,974

32	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement Regarding Liquidity Risk Management Program  (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares, Inc. (the “Company”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Asia/Pacific Dividend ETF and iShares Emerging Markets Dividend ETF (the “Funds” or “ETFs”), each a series of the Company, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Directors (the “Board”) of the Company, on behalf of the Funds, met on December 9, 2021 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2020 through September 30, 2021 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays and the imposition of capital controls in certain non-U.S. countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”). The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. While the ETFs generally do not engage in borrowing, certain of the ETFs have the flexibility to draw on a line of credit to meet redemption requests or facilitate settlements.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs and reviewed any persistent deviations from long-term averages.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

As part of BlackRock’s continuous review of the effectiveness of the Program, the Committee made the following material changes to the Program: (1) updates to certain model components in the Program’s methodology; and (2) certain iShares Funds entered into a $800 million credit agreement with a group of lenders that replaced a previous liquidity facility. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	33

Supplemental Information  (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

April 30, 2022

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Asia/Pacific Dividend	$1.892103	$—	$—	$1.892103	100%	—%	—%	100%
Emerging Markets Dividend(a)	2.716757	—	0.042862	2.759619	98	—	2	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

34	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 380 funds as of April 30, 2022. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (65)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (51)	Director (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Trustee of iShares U.S. ETF Trust (since 2019); Trustee of iShares Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

John E. Kerrigan (66)	Director (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (66)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares U.S. ETF Trust (since 2015); Trustee of iShares Trust (since 2015); Member ofthe Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (67)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	35

Director and Officer Information  (continued)

Independent Directors (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Cecilia H. Herbert (73)	Director (since 2005); Independent Board Chair (since 2016). Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Drew E. Lawton (63)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

John E. Martinez (60)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (57)	Director (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Rachel Aguirre (39)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (46)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (51)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

36	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information  (continued)

Effective March 18, 2022, Rachel Aguirre, Jennifer Hsui, and James Mauro have replaced Scott Radell, Alan Mason, and Marybeth Leithead as Executive Vice Presidents.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	37

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

38	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

GDR	Global Depositary Receipt

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

PJSC	Public Joint Stock Company

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	39

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-407-0422

(b) Not Applicable

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency in to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Richard L. Fagnani and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the two series of the registrant for which the fiscal year-end is April 30, 2022 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a) Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $31,200 for the fiscal year ended April 30, 2021 and $31,200 for the fiscal year ended April 30, 2022.

(b) Audit-Related Fees – There were no fees billed for the fiscal years ended April 30, 2021 and April 30, 2022 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c) Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $19,400 for the fiscal year ended April 30, 2021 and $19,400 for the fiscal year ended April 30, 2022. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d) All Other Fees – There were no other fees billed in each of the fiscal years ended April 30, 2021 and April 30, 2022 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e) (1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended April 30, 2022 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $19,400 for the fiscal year ended April 30, 2021 and $19,400 for the fiscal year ended April 30, 2022.

(h) The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

(a) The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Richard L. Fagnani, Cecilia H. Herbert and Madhav V. Rajan.

(b) Not applicable.

Item 6.	Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.	Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section 302 Certifications are attached.

(a) (3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable.

(a) (4) Change in Registrant’s independent public accountant – Not Applicable.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares, Inc.

By:	/s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date: June 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date: June 23, 2022

By:	/s/ Trent Walker
Trent Walker, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: June 23, 2022